EXHIBITS TO BE FILED BY EDGAR


               Exhibits:

                         F-1(a)    -    "Past  tense"  opinion of  Berlack,
                                        Israels & Liberman LLP.

                         F-2(a)    -    "Past  tense"  opinion  of  Ballard
                                        Spahr Andrews & Ingersoll.